                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: January 8, 1998
                           Antigua Funding Corporation
                   (Capita Equipment Receivables Trust 1997-1)


A New York                   Commission File              I.R.S. Employer
Corporation                   No. 333-34793               No. 13-7135550

                        c/o AT&T Capital Corporation
                   44 Whippany Road, Morristown, NJ 07962
                          (Tel.) 973-397-3000


                                  Page 1 of 10





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


Item 5. Other Events
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                  January 8, 1998       Payment Date:  January 15, 1998
Collection Period:                                 December 31, 1997


I.    Information Regarding the Contracts

   1. Contract Pool Principal Balance
      a. Beginning of Collection Period                       $    1,114,720,448.03
      b. End of Collection Period                             $    1,080,989,836.37
      c. Reduction for Collection Period                      $       33,730,611.67
   2. Delinquent Scheduled Payments
      a. Beginning of Collection Period                       $       10,358,053.89
      b. End of Collection Period                             $        9,071,616.95
   3. Liquidated Contracts
      a. Number of Liquidated Contracts                                       59
         with respect to Collection Period                                    --
      b. Required Payoff Amounts of Liquidated Contracts      $      610,938.20
      c. Total Reserve for Liquidation Expenses               $           --
      d. Total Liquidation Proceeds Received (1)              $        4,284.48
      e. Liquidation Proceeds Allocated to Owner Trust        $        4,284.48
      f. Liquidation Proceeds Allocated to Depositor          $           --
      g. Current Realized Losses                              $      606,653.72
   4. Prepaid Contacts
      a. Number of Prepaid Contracts with respect                        456
         to Collection Period                                            ---
      b. Required Payoff Amounts of Prepaid Contracts         $    7,144,394.83
   5. Purchased Contracts (by TCC)
      a. Number of Contracts Purchased by TCC with                         0
         respect to Collection Period                                     --
      b. Required Payoff Amounts of Purchased Contracts       $           --



   6. Delinquency Status of Contracts (End of Collection Period)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 % of Aggregate
                                              Number of                  % of             Aggregate Required     Required Payoff
                                              Contracts                Contracts            Payoff Amounts           Amounts
---------------------------------------------------------------------------------------------------------------------------------
a. Current                                     70,515                   94.57%             1,042,103,787.62          95.60%
b. 31-60 days                                   2,655                    3.56%              34,556,138.78             3.17%
c. 61-90 days                                    932                     1.25%               9,389,352.72             0.86%
d. 91-120 days                                   447                     0.60%               3,954,308.18             0.36%
e. 120+ days                                     15                      0.02%                57,866.02               0.01%
f. Total                                       74,564                   100.00%            1,090,061,453.32         100.00%


Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                  January 8, 1998       Payment Date:   January 15, 1998
Collection Period:                                 December 31, 1997



   7. Historical Delinquency Experience with Respect to Contracts

---------------------------------------------------------------------------------------------------------------------------------
                                               % of                    % of                    % of                 % of
                                            Aggregate                Aggregate              Aggregate             Aggregate
                                         Required Payoff          Required Payoff        Required Payoff       Required Payoff
                                             Amounts                  Amounts                Amounts               Amounts
  Collection
    Periods                            31-60 Days Past Due      61-90 Days Past Due    91-120 Days Past Due  120+ Days Past Due
---------------------------------------------------------------------------------------------------------------------------------
 12/31//97                                    3.17%                    0.86%                  0.36%                 0.01%
 11/30/97                                     2.89%                    0.49%                  0.00%                 0.00%



   8. Historical Loss Experience With Respect to Contracts

----------------------------------------------------------------------------------------------------------------------------
                                           Collection           3 Collection    6 Collection Periods      Cumulative Since
                                             Period            Periods Ending          Ending               Cut-off Date
                                           December-97          December-97         December-97
----------------------------------------------------------------------------------------------------------------------------
  a. Number of Liquidated Contracts          59                      71                  71                   71
  b. Number of Liquidated                     0.021%                  0.025%              0.025%               0.025%
     Contracts as a Percentage
     of Initial Contracts
  c. Required Payoff Amounts of         610,938.20              655,035.53          655,035.53           655,035.53
     Liquidated Contracts
  d. Liquidation Proceeds Allocated       4,284.48               13,750.22           13,750.22            13,750.22
     to Owner Trust
  e. Aggregate Current Realized         606,653.72              641,285.31          641,285.31           641,285.31
     Losses
  f. Aggregate Current Realized               0.053%                  0.056%              0.056%               0.056%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance





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


Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                  January 8, 1998       Payment Date:    January 15, 1998
Collection Period:                                December 31, 1997



     Information Regarding the Securities

   1. Summary of Balance Information

--------------------------------------------------------------------------------------------------------------------------------
                                    Principal Balance as of   Class Factor as of  Principal Balance as of   Class Factor as of
   Class                   Coupon      January 15, 1998        January 15, 1998     December 15, 1997        December 15, 1997
                            Rate         Payment Date            Payment Date         Payment Date            Payment Date
--------------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes          5.79%      $217,487,045.07             0.79812            $249,300,646              0.915
b. Class A-2 Notes          6.03%      $252,000,000.00             1.00000            $252,000,000              1.000
c. Class A-3 Notes          6.12%      $153,000,000.00             1.00000            $153,000,000              1.000
d. Class A-4 Notes          6.19%      $261,210,000.00             1.00000            $261,210,000              1.000
e. Class A-5 Notes          6.11%      $98,846,491.18              0.94140            $102,405,022              0.975
f. Class B Notes            6.45%      $68,820,000.00              1.00000            $68,820,000               1.000
g. Class C Notes
   (Quarterly Paying)       6.48%      $34,410,000.00              1.00000            $34,410,000               1.000
h. Total                    N.A.     $1,085,773,536.25             0.38778           $1,121,145,668             0.400


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,090,061,453.32 and the CCA Balance is $83,153,171

   2. Monthly Principal Amount
      a. Principal Balance of Notes                                                   $  1,212,145,667.82
         (End of Prior Collection Period)
      b. Contract Pool Principal Balance (End of Collection Period)                   $  1,080,989,836.37
      c. Monthly Principal Amount                                                     $     40,155,831.46

   3. Gross Collections
      a. Scheduled Payments Received                                                  $     35,014,951.46
      b. Liquidation Proceeds Allocated to Owner Trust                                $          4,284.48
      c. Required Payoff Amounts of Prepaid Contracts                                 $      7,144,394.83
      d. Required Payoff Amounts of Purchased Contracts                               $             -
      e. Proceeds of Clean-up Call                                                    $             -
      f. Investment Earnings on Collection, Note Distribution and Class C Funding
         Accounts                                                                     $         92,240.11
      g. Extension Fees Allocated to Owner Trust                                      $          3,488.53
      h. Total Gross Collections (sum of (a) through (g))                             $     42,259,359.41

   4. Determination of Available Funds
      a. Total Gross Collections                                                      $     42,259,359.41
      b. Withdrawal from Cash Collateral Account                                      $             -
      c. Total Available Funds                                                        $     42,259,359.41

   5. Class A-5 Swap
      a. Payment Details
         1- Class A-5 Assumed Fixed Rate                                                          6.2500%
         2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                        0.08333
         3- Class A-5 Interest Rate (Libor + .125%)                                               6.1055%
         4- Class A-5 Interest Rate Day Count(Actual/360)                                         0.08611
         5- Class A-5 Principal Amount                                                $    102,405,021.63
      b. Net Payment Calculation
         1- Class A-5 Assumed Fixed Payment                                           $        533,359.49
         2- Class A-5  Interest Payment                                               $        538,393.18
         3- Net Class A-5 Swap Payment (From)/To the Trust                            $          5,033.69



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

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                  January 8, 1998       Payment Date:  January 15, 1998
Collection Period:                                 December 31, 1997



   6. Application of Available Funds

------------------------------------------------------------------------------------------------------
                         Item                         Amount               Remaining Available Funds
------------------------------------------------------------------------------------------------------
      a. Total Available Funds                                                    42,259,359.41
      b. Servicing Fee                                  1,161,167.13              41,098,192.28
      c. Interest on Notes:
         i)        Class A-1 Notes                      1,242,971.47              39,855,220.81
         ii)       Class A-2 Notes                      1,266,300.00              38,588,920.81
         iii)      Class A-3 Notes                        780,300.00              37,808,620.81
         iv)       Class A-4 Notes                      1,347,408.25              36,461,212.56
         v)        Class A-5 Swap Net Settlement           (5,033.69)              36,466,246.26
         vi)       Class A-5 Notes                        538,393.18              35,927,853.08
         vii)      Class B Notes                          369,907.50              35,557,945.58
         viii)     Class C Funding Account                185,814.00              35,372,131.58
      d. Principal on Notes:
         i)        Class A-1 Notes                     31,813,601.13               3,558,530.45
         ii)       Class A-2 Notes                              0.00               3,558,530.45
         iii)      Class A-3 Notes                              0.00               3,558,530.45
         iv)       Class A-4 Notes                              0.00               3,558,530.45
         v)        Class A-5 Notes                      3,558,530.45                       0.00
         vi)       Class B Notes                                0.00                       0.00
         vii)      Class C Funding Account                      0.00                       0.00
      e. Deposit to Cash                                        0.00                       0.00
         Collateral Account
      f. Amount to be applied in                                0.00                       0.00
         accordance with CCA
         Loan Agreement
      g. Balance, if any, to Equity Certificates                0.00                       0.00


   7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

         Payment Date                               November 13, 1997        December 1, 1997
         Beginning Balance                                0.00                  185,814.00
         Principal Deposited                              0.00                    (0.00)
         Interest Deposited                            185,814.00               185,814.00
         ------------------                            ----------               ----------
         Total Amount Available for Distribution       185,814.00               371,628.00
         Amount Distributed                               0.00                     0.00
         ------------------                               ----                     ----
         Ending Balance                                185,814.00               371,628.00



   8. Quarterly Application of Available funds in the Class C Funding Account

------------------------------------------------------------------------------------------------
         Item                                         Amount         Remaining Available Funds
------------------------------------------------------------------------------------------------
      a. Total Available Funds                                              371,628.00
      b. Interest to Class C Note Holders               0                   371,628.00
      c. Principal to Class C Note Holders              0                   371,628.00



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

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                  January 8, 1998       Payment Date:   January 15, 1998
Collection Period:                                 December 31, 1997


III. Information Regarding the Cash Collateral Account

   1. Balance Reconciliation



---------------------------------------------------------------------------------------------
                                                                         January 15, 1998
                         Item                                              Payment Date
---------------------------------------------------------------------------------------------
      a. Available Cash Collateral Amount (Beginning)                      83,153,171.00
      b. Deposits to Cash Collateral Account (II.5(f))                         0.00
      c. Withdrawals from Cash Collateral Account                              0.00
      d. Releases of Cash Collateral Account Surplus                           0.00
         (Excess, if any of (a) plus (b) minus (c) over (f))
      e. Available Cash Collateral Amount (End)                            83,153,171.00
         (Sum of (a) plus (b) minus (c) minus (d))
      f. Requisite Cash Collateral Amount                                  83,153,171.00
      g. Cash Collateral Account Shortfall
         (Excess, if any, of (f) over (e))                                     0.00
   2.    Calculation of Requisite Cash Collateral Amount
      a. For Payment Dates from, and including, the
         December  1997 Payment Date  to,
         and including, the December 1998 Payment Date
         1) Initial Cash Collateral Amount                                 83,153,171.00
      b. For Payment Dates from, and including, the
         November 1998 Payment Date until
         the Final Payment Date, the sum of
         1) 8.5% of the Contract Pool Principal Balance                        0.00
         2) The Aggregate Principal Balance of the Notes                       0.00
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance
         3) Total ((1) plus (2))                                               0.00
      c. Floor equal to the lesser of
          1) 2% of Cut-Off Date Contract Pool Principal                    22,938,806.00
         Balance ($22,938,806); and
         2) the Aggregate Principal Balance of the Notes                 1,085,773,536.25
      d. Requisite Cash Collateral Amount                                  83,153,171.00


   3.    Calculation of Cash Collateral Account Withdrawals
      a. Interest Shortfalls                                                   0.00
      b. Principal Deficiency Amount                                           0.00
      c. Principal Payable at Stated Maturity Date of                          0.00
         Class of Notes or Equity Certificates
      d. Total Cash Collateral Account Withdrawals                             0.00



Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                  January 8, 1998       Payment Date:  January 15, 1998
Collection Period:                                 December 31, 1997


IV.   Information Regarding Distributions on Securities


-------------------------------------------------------------------------------------------------------------------------
               Distribution                   Class A-1             Class A-2          Class A-3             Class A-4
                  Amounts                       Notes                 Notes              Notes                 Notes
-------------------------------------------------------------------------------------------------------------------------
   1. Interest Due                       $   1,242,971.47      $   1,266,300.00    $    780,300.00     $     1,347,408.25
   2. Interest Paid                      $   1,242,971.47      $   1,266,300.00    $    780,300.00     $     1,347,408.25
   3. Interest Shortfall                 $            -        $            -      $           -       $              -
   ((1) minus (2))
   4. Principal Due                      $  31,813,601.13      $            -      $           -       $              -
   5. Principal Paid                     $  31,813,601.13      $            -      $           -       $              -
   6. Total Distribution Amount          $  33,056,572.60      $   1,266,300.00    $    780,300.00     $     1,347,408.25
   ((2) plus (4))




-------------------------------------------------------------------------------------------------------------------------------
               Distribution                   Class A-5                 Class B            Class C
                  Amounts                       Notes                    Notes              Notes                Totals
-------------------------------------------------------------------------------------------------------------------------------
   1. Interest Due                       $       538,393.18    $     369,907.50      $          -         $     5,545,280.40
   2. Interest Paid                      $       538,393.18    $     369,907.50      $          -         $     5,545,280.40
   3. Interest Shortfall                 $              -      $            -        $          -         $              -
   ((1) minus (2))
   4. Principal Due                      $    3,558,530.45     $            -        $          -         $   35,372,131.58
   5. Principal Paid                     $    3,558,530.45     $            -        $          -         $   35,372,131.58
   6. Total Distribution Amount          $    4,096,923.63     $     369,907.50      $          -         $   40,917,411.98
   ((2) plus (4))


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

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                  January 8, 1998       Payment Date:  January 15, 1998
Collection Period:                                 December 31, 1997



V.      Information Regarding Other Pool Characteristics

--------------------------------------------------------------------------------------------
                                                   As of End of            As of End of
                         Item                      December-97              November-97
                                                Collection Period        Collection Period
--------------------------------------------------------------------------------------------
   1. Original Contract Characteristics
      a. Original Number of Contracts                75,651                    N.A.
      b. Cut-Off Date Contract Pool              $1,146,940,285                N.A.
         Principal Balance
      c. Original Weighted Average                     46.6                    N.A.
         Remaining Term (in months)
      d. Weighted Average Original Term                53.7                    N.A.
         (in months)
   2. Current Contract Characteristics
      a. Number of Contracts                         74,564                   75,651
      b. Average Contract Principal Balance          $14,497                 $15,161
      c. Weighted Average Remaining Term              45.4                     46.6






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

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                  January 8, 1998       Payment Date:  January 15, 1998
Collection Period:                                 December 31, 1997

VI.Capita Equipment Receivables Trust 1997-1 Prepayment Schedule



-----------------------------------------------------------------
                                                   Since Issue
    Period                                             CPR
-----------------------------------------------------------------
       0              December-97                    -0.436%
       1              January-98                      5.709%







II. Purchased, Liquidated and Paid Contracts


   A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.


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


                             Servicer's Certificate

         The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing
      Agreement. dated as of December 3, 1997 (the "Transfer and Servicing
      Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua
        Funding Corporation, Bankers Trust Company, as trustee under the
       Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and
      Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 15, 1997.

        This Certificate shall; constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement
        with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Transfer and Servicing Agreement.


                            AT&T Capital Corporation

                            Glenn A. Votek
                            ______________
                            Glenn A Votek
                            Vice President and Treasurer



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